Exhibit 99.1

Renovacor, Inc. to Merge with Chardan Healthcare Acquisition 2 Corp.

– Renovacor, Inc. has entered into a definitive merger agreement with Chardan Healthcare Acquisition 2 Corp. (NYSE: CHAQ) –

– Upon closing, the combined company is expected to receive up to $116 million in proceeds and is expected to be listed on NYSE under the ticker symbol “RCOR” –

– The business combination is expected to be completed in the second quarter of 2021 –

PHILADELPHIA and NEW YORK, March 23, 2021 -- Renovacor, Inc. (“Renovacor” or the “Company”), an early-stage biotechnology company developing AAV-based gene therapies for devastating cardiovascular and central nervous system (CNS) diseases resulting from BAG3 gene dysfunction, and Chardan Healthcare Acquisition 2 Corp. (NYSE: CHAQ) (“CHAQ”), a special purpose acquisition company or SPAC, sponsored by affiliates of Chardan Capital Markets (“Chardan”), announced today they have entered into a definitive business combination agreement. Upon closing of the transaction, CHAQ will be renamed Renovacor, Inc. and its common stock is expected to be listed on NYSE under the ticker symbol “RCOR” (the “Combined Company”).

The Combined Company is expected to receive gross proceeds of up to $116 million, funded by approximately $86 million held in CHAQ’s trust account (assuming no redemptions are effected) and a common stock PIPE of $30 million at $10.00 per share. A group of premier investors has committed to participate in the transaction through a common stock PIPE and sponsor support agreements, including Chardan Healthcare Investments (an affiliate of Chardan), RTW Investments LP, Surveyor Capital (a Citadel company), Affinity Asset Advisors, Altium Capital, Ikarian Capital, Sio Capital Management, South Ocean Capital Management, and certain existing Renovacor stockholders including Acorn Bioventures, Longview Ventures (an affiliate of Broadview Ventures) and Innogest Capital.

Proceeds from the business combination and PIPE is expected to provide Renovacor with resources to advance its lead rare disease gene therapy program into phase I/II clinical development and establish a pipeline of preclinical research programs to be progressed towards IND-enabling studies.

The Combined Company will be led by President and Chief Executive Officer Magdalene Cook, M.D. The boards of directors of both Renovacor and CHAQ have unanimously approved the proposed transaction. Completion of the transaction, which is expected in the second quarter of 2021, is subject to approval of CHAQ’s stockholders and the satisfaction or waiver of certain other customary closing conditions.

Renovacor’s lead program is an adeno-associated virus (AAV)-based gene therapy targeting BAG3-associated dilated cardiomyopathy (“BAG3 DCM”), a disease with high unmet medical need and an average age of onset of 38 years and less than 50% survival 5 years after disease onset. Renovacor anticipates submitting an IND for BAG3 DCM in mid-2022 and beginning the phase I/II clinical trial shortly thereafter. The Company is concurrently advancing other preclinical pipeline programs targeting additional BAG3-associated diseases, initially focused on cardiovascular and CNS therapeutic areas.

“Renovacor is focused on bringing one of the first genetically driven precision medicines to cardiovascular disease, starting with patients suffering from dilated cardiomyopathy due to BAG3 gene mutation,” said Magdalene Cook, M.D., CEO of Renovacor “We appreciate the strong support from new, leading life science investors as well as certain of our existing stockholders committed to the business combination and our mission to deliver unique therapies with life-changing potential to patients.”

Jonas Grossman, President and Chief Executive Officer of CHAQ, stated: “Our aim in creating CHAQ was to partner with a novel and disruptive biotechnology company that would meaningfully benefit from a public listing, putting the capital to productive use through groundbreaking clinical work to help patients in need, and whose assets and platform technology could yield significant growth and robust long-term returns for our stockholders. We firmly believe Renovacor meets all of our selection criteria, and is led by an exceptional leadership team.”

Gbola Amusa, M.D., C.F.A, Executive Chairman and Chief Science Officer of CHAQ, added, “We believe that cardiovascular disease is the next disease area to emerge for gene therapies. Given the strength of Renovacor’s science, which builds on more than a decade of foundational research by the Company’s founder, Arthur M. Feldman, MD, PhD, we believe Renovacor is well-positioned with a first-of-its-kind gene replacement for a devastating cardiovascular disease.” Dr. Feldman, a Laura H. Carnell Professor of Medicine at the Lewis Katz School of Medicine at Temple University, noted that Renovacor’s AAV-based approach, if successful, has the potential to provide clinical benefit to tens of thousands of BAG3 DCM subjects across the United States and Europe.

“We are committed to Renovacor’s future development and believe the business combination, new investors and financing will position Renovacor well to advance the BAG3 DCM program into phase I/II clinical trial and build out the research and development pipeline to explore other BAG3-associated cardiovascular and CNS indications,” said Thomas Needham of Broadview Ventures and a member of the Renovacor Board of Directors. Isaac Manke, Ph.D., of Acorn Bioventures added: “We aim to support advanced therapeutics companies that have the potential to provide single-administration curative therapies in disease areas with few effective treatment options. We believe Renovacor is founded on strong science that has the potential to translate to clinical benefits in a number of disease areas with meaningful market opportunities.”

Chardan is acting as the M&A advisor and Placement Agent for CHAQ. Latham & Watkins LLP is the legal counsel for CHAQ. Troutman Pepper Hamilton Sanders LLP, and Morgan Lewis & Bockius LLP are the legal counsels for Renovacor.

Summary of Transaction

CHAQ raised approximately $86 million in its IPO which is now held in a trust account. Under the terms of the proposed transaction announced today, CHAQ will issue 6.5 million shares to current securityholders of Renovacor. Current Renovacor stockholders may also receive up to 2.0 million earn out shares (“Company Earn Out Shares”): 0.6 million shares if the share price exceeds $17.50 by the end of calendar year 2023, 0.6 million shares if the share price exceeds $25.00 by the end of calendar year 2025, and 0.8 million shares if the share price exceeds $35.00 by the end of calendar year 2027. Furthermore, CHAQ’s sponsor Chardan agreed to shift 0.5 million of its founder shares to earn out shares (“Sponsor Earn Out Shares”), subject to same terms as Company Earn Out Shares.

After giving effect to the investor transactions being undertaken in order to meet the minimum cash condition and assuming no redemptions from the trust account by CHAQ stockholders, current securityholders of Renovacor are estimated to own approximately 42% of the issued and outstanding securities in the Combined Company at closing (excluding ownership of the Company Earn Out Shares and Sponsor Earn Out Shares).

Post-closing, it is anticipated that Dr. Cook, Mr. Needham and three individuals designated by the Renovacor board will join Mr. Grossman and Dr. Amusa from CHAQ on the seven-person board of directors of the Combined Company.

The description of the business combination contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the business combination, a copy of which will be filed by CHAQ with the Securities and Exchange Commission (“SEC”) as an exhibit to a Current Report on Form 8-K, which can be accessed through the SEC’s website at www.sec.gov.

About Renovacor

Renovacor is a preclinical stage gene therapy company developing a pipeline of innovative and proprietary AAV-based gene therapies for BAG3 gene mutation-associated diseases in areas of high unmet medical need. Renovacor’s therapeutic focus is initially on cardiovascular disease, with a lead program in BAG3 mutation-associated dilated cardiomyopathy.

www.renovacorinc.com.

No portion of Renovacor’s website is incorporated by reference into or otherwise deemed to be a part of this press release.

About Chardan Healthcare Acquisition Corp.

CHAQ is a special purpose acquisition company formed for the purpose of effecting a merger, acquisition, or similar business combination. CHAQ raised approximately $86.0 million in April 2020 for the purpose of combining with a public or privately-held operating business. CHAQ was founded and sponsored by affiliates of Chardan Capital Markets LLC. CHAQ is Chardan’s sixth publicly traded acquisition vehicle.

Additional Information and Where to Find It

This document relates to a proposed transaction between Renovacor and CHAQ. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CHAQ intends to file a proxy statement, which will be sent to all CHAQ and Renovacor stockholders. CHAQ also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CHAQ AND RENOVACOR ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by CHAQ through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CHAQ may be obtained free of charge from CHAQ’s website at https://www.chardanhealthcarespac.com/ or by written request to CHAQ at Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

Participants in Solicitation

CHAQ and Renovacor and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CHAQ’s stockholders in connection with the proposed transaction. Information about CHAQ’s directors and executive officers and their ownership of CHAQ’s securities is set forth in CHAQ’s filings with the SEC, including CHAQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021. To the extent that holdings of CHAQ’s securities have changed since the amounts printed in CHAQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the above paragraph.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation reform Act of 1995, as amended, with respect to the proposed transaction between Renovacor and CHAQ, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, Renovacor’s products under development and the markets in which it intends to operate, and Renovacor’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CHAQ’s securities, (ii) the risk that the transaction may not be completed by CHAQ’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CHAQ, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of CHAQ and Renovacor, the satisfaction of the minimum trust account amount following redemptions by CHAQ’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Renovacor’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Renovacor and potential difficulties in Renovacor employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Renovacor or against CHAQ related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of CHAQ’s securities on the New York Stock Exchange, (x) the price of CHAQ’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Renovacor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Renovacor’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns in the highly competitive additive manufacturing industry, (xiii) the impact of legislative, regulatory, competitive and technological changes to Renovacor’s business or product candidates, (xiv) expectations for future studies and clinical trials, the timing and potential outcomes of clinical studies and interactions with regulatory authorities, and (xv) expectations regarding BAG3 programs. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CHAQ’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy statement discussed above and other documents filed by CHAQ from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Renovacor and CHAQ assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Renovacor nor CHAQ gives any assurance that either Renovacor or CHAQ will achieve its expectations.

Temple University Disclosure Statement

Dr. Arthur Feldman is a founder and director of Renovacor and holds equity interest in Renovacor. Temple University has significant financial interests in the technology licensed to Renovacor. The financial interests are being managed in accordance with Temple University’s institutional policy. Questions about Temple University’s policy can be directed to coitemple@temple.edu.

CHAQ contact:
Jonas Grossman
CEO
Chardan Healthcare Acquisition 2 Corp.
212-920-9000
jonas@chardanspac2.com

Renovacor contact:
Magdalene Cook, MD
CEO
Renovacor

info@renovacorinc.com

Media contact:
Tom Rozycki
Prosek Partners
646-818-9208

trozycki@prosek.com

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